CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 4, 2001, relating to the financial statements and financial highlights which appears in the October 31, 2001 Annual Report to Shareholders of Provident Investment Counsel Small Cap Growth Fund I, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings "Financial Highlights" and "Custodian and Auditors" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
-------------------------------
    PricewaterhouseCoopers LLP

New York, New York
February 27, 2002



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-IA of our report dated December 4, 2001, relating to the financial statements and financial highlights which appears in the October 31, 2001 Annual Report to Shareholders of Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Mid Cap Fund A, Provident Investment Counsel Mid Cap Fund B, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Company Growth Fund B, and Provident Investment Counsel Technology Fund A, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings "Financial Highlights" and "Custodian and Auditors" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
------------------------------
    PricewaterhouseCoopers LLP

New York, New York
February 27, 2002



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-lA of our report dated December 4, 2001, relating to the financial statements and financial highlights which appears in the October 31, 2001 Annual-Report to Shareholders of Provident Investment Counsel Growth Fund I, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings "Financial Highlights" and "Custodian and Auditors" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
------------------------------
    PricewaterhouseCoopers LLP

New York, New York
February 27, 2002